UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-06110

Western Asset Funds, Inc.

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Street

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-425-6432

Date of fiscal year end: December 31

Date of reporting period: September 30, 2010

ITEM 1.	SCHEDULE OF INVESTMENTS

WESTERN ASSET FUNDS, INC.

WESTERN ASSET INTERMEDIATE PLUS

BOND PORTFOLIO

FORM N-Q

SEPTEMBER 30, 2010

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES - 64.1%
CONSUMER DISCRETIONARY - 3.8%
Automobiles - 0.6%
DaimlerChrysler North America Holding Corp., Notes	6.500%	11/15/13	160,000		$183,012
Motors Liquidation Co.	8.375%	7/5/33	50,000	EUR	21,812	(a)
Motors Liquidation Co., Senior Debentures	8.375%	7/15/33	120,000		40,500	(a)

Total Automobiles					245,324

Hotels, Restaurants & Leisure - 0.1%
MGM Resorts International, Senior Secured Notes	10.375%	5/15/14	10,000		11,125
MGM Resorts International, Senior Secured Notes	11.125%	11/15/17	20,000		22,775

Total Hotels, Restaurants & Leisure					33,900

Media - 2.4%
Comcast Corp., Senior Notes	5.150%	3/1/20	160,000		174,864
DISH DBS Corp., Senior Notes	7.750%	5/31/15	130,000		138,613
NBC Universal Inc., Senior Notes	4.375%	4/1/21	40,000		40,488	(b)
Omnicom Group Inc., Senior Notes	5.900%	4/15/16	70,000		80,715
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	50,000		65,782
Time Warner Cable Inc., Senior Notes	8.250%	2/14/14	180,000		214,821
Time Warner Inc., Senior Notes	4.700%	1/15/21	50,000		52,979
WPP Finance UK, Senior Notes	8.000%	9/15/14	120,000		143,112

Total Media					911,374

Multiline Retail - 0.7%
JC Penney Corp. Inc.	5.750%	2/15/18	80,000		82,400
Macy’s Retail Holdings Inc.	5.350%	3/15/12	90,000		93,825
Macy’s Retail Holdings Inc., Notes	5.750%	7/15/14	80,000		84,800

Total Multiline Retail					261,025

TOTAL CONSUMER DISCRETIONARY					1,451,623

CONSUMER STAPLES - 3.7%
Beverages - 0.9%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	5.375%	1/15/20	90,000		101,591
Bottling Group LLC	6.950%	3/15/14	130,000		154,120
Diageo Capital PLC, Senior Bonds	4.828%	7/15/20	90,000		101,069

Total Beverages					356,780

Food & Staples Retailing - 1.4%
Kroger Co., Notes	3.900%	10/1/15	120,000		130,235
Safeway Inc., Senior Notes	3.950%	8/15/20	100,000		100,564
Wal-Mart Stores Inc.	4.250%	4/15/13	200,000		217,006
Walgreen Co., Senior Notes	5.250%	1/15/19	80,000		92,976

Total Food & Staples Retailing					540,781

Food Products - 0.5%
Kraft Foods Inc., Senior Notes	5.375%	2/10/20	150,000		167,557

Tobacco - 0.9%
Altria Group Inc., Senior Notes	8.500%	11/10/13	50,000		59,872
Altria Group Inc., Senior Notes	9.250%	8/6/19	50,000		67,023
Philip Morris International Inc.	5.650%	5/16/18	90,000		105,373
Reynolds American Inc., Senior Notes	7.250%	6/1/13	110,000		123,568

Total Tobacco					355,836

TOTAL CONSUMER STAPLES					1,420,954

ENERGY - 7.4%
Energy Equipment & Services - 0.6%
Key Energy Services Inc., Senior Notes	8.375%	12/1/14	70,000		73,850
Transocean Inc., Senior Notes	5.250%	3/15/13	140,000		147,240

Total Energy Equipment & Services					221,090

Oil, Gas & Consumable Fuels - 6.8%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	180,000		196,547
BP Capital Markets PLC, Guaranteed Notes	5.250%	11/7/13	100,000		108,913
BP Capital Markets PLC, Senior Notes	3.125%	3/10/12	30,000		30,587
Chesapeake Energy Corp., Senior Notes	7.250%	12/15/18	70,000		75,425

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels - continued
ConocoPhillips	5.750%	2/1/19	100,000	$119,952
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	30,000	32,775	(b)
Devon Energy Corp.	6.300%	1/15/19	100,000	121,005
El Paso Corp.	6.875%	6/15/14	120,000	128,298
El Paso Corp., Senior Notes	7.000%	5/15/11	80,000	82,061
Enbridge Energy Partners LP	9.875%	3/1/19	100,000	136,364
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	70,000	92,866
Energy Transfer Partners LP, Senior Notes	9.000%	4/15/19	10,000	12,814
Enterprise Products Operating LLP, Senior Bonds	6.300%	9/15/17	90,000	103,806
Hess Corp., Notes	8.125%	2/15/19	100,000	131,482
Kinder Morgan Energy Partners LP, Senior Notes	6.000%	2/1/17	120,000	135,361
Noble Energy Inc., Senior Notes	8.250%	3/1/19	50,000	65,040
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	20,000	15,200
Peabody Energy Corp., Senior Notes	6.500%	9/15/20	10,000	10,763
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	109,000	120,668
Petroleos Mexicanos, Notes	8.000%	5/3/19	140,000	173,600
QEP Resources Inc., Senior Notes	6.875%	3/1/21	30,000	32,475
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	45,000	46,463	(b)
Shell International Finance BV, Senior Notes	4.375%	3/25/20	100,000	110,076
Williams Cos. Inc.	2.533%	10/1/10	280,000	280,000	(b)(c)
Williams Cos. Inc.	6.375%	10/1/10	60,000	60,000	(b)
Williams Cos. Inc., Notes	7.875%	9/1/21	41,000	49,782
XTO Energy Inc., Senior Notes	5.650%	4/1/16	100,000	119,050

Total Oil, Gas & Consumable Fuels				2,591,373

TOTAL ENERGY				2,812,463

FINANCIALS - 36.2%
Capital Markets - 4.3%
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	500,000	424,375	(c)(d)
Goldman Sachs Group Inc., Notes	6.600%	1/15/12	10,000	10,658
Goldman Sachs Group Inc., Notes	5.250%	10/15/13	20,000	21,738
Goldman Sachs Group Inc., Senior Notes	5.300%	2/14/12	10,000	10,517
Goldman Sachs Group Inc., Senior Notes	5.250%	4/1/13	30,000	32,408
Goldman Sachs Group Inc., Senior Notes	6.000%	5/1/14	70,000	78,096
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	80,000	84,321
Kaupthing Bank HF, Senior Notes	5.750%	10/4/11	580,000	155,150	(a)(b)(e)
Kaupthing Bank HF, Senior Notes	7.625%	2/28/15	360,000	96,300	(a)(b)(e)
Lehman Brothers Holdings Capital Trust VII, Medium-Term Notes	5.857%	5/31/12	920,000	92	(a)(d)
Lehman Brothers Holdings Capital Trust VIII	3.915%	5/31/12	20,000	2	(a)(c)(d)
Lehman Brothers Holdings Inc., Medium-Term Notes	4.500%	7/26/11	140,000	30,975	*(a)
Morgan Stanley	7.300%	5/13/19	130,000	149,523
Morgan Stanley, Medium-Term Notes	5.550%	4/27/17	170,000	180,140
UBS AG Stamford CT, Senior Notes	3.875%	1/15/15	350,000	365,303

Total Capital Markets				1,639,598

Commercial Banks - 13.8%
ANZ National International Ltd., Senior Notes	2.375%	12/21/12	200,000	202,821	(b)
BAC Capital Trust XIV, Junior Subordinated Notes	5.630%	3/15/12	10,000	7,187	(c)(d)
Bank of Ireland Governor & Co., Senior Notes	2.750%	3/2/12	380,000	372,970	(b)
Bank of Nova Scotia, Secured Bonds	1.450%	7/26/13	200,000	202,163	(b)
Bank of Tokyo-Mitsubishi UFJ Ltd., Senior Notes	2.600%	1/22/13	40,000	41,230	(b)
Barclays Bank PLC, Senior Notes	5.200%	7/10/14	190,000	210,638
BB&T Corp., Senior Notes	3.850%	7/27/12	90,000	94,318
BNP Paribas, Senior Notes	2.125%	12/21/12	100,000	102,209
BPCE SA, Senior Subordinated Bonds	2.375%	10/4/13	80,000	79,891	(b)
Cie de Financement Foncier, Secured Bonds	2.125%	4/22/13	200,000	203,625	(b)
Commonwealth Bank of Australia, Senior Notes	2.900%	9/17/14	690,000	729,990	(b)
Commonwealth Bank of Australia, Senior Notes	3.750%	10/15/14	70,000	74,810	(b)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	160,000	171,200	(b)(c)(d)
Dexia Credit Local NY, Senior Notes	2.000%	3/5/13	530,000	533,997	(b)
Glitnir Banki HF, Notes	4.859%	1/21/11	640,000	195,200	(a)(b)(c)(e)
Glitnir Banki HF, Notes	6.375%	9/25/12	260,000	79,300	(a)(b)(e)

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Commercial Banks - continued
Glitnir Banki HF, Senior Notes	4.973%	1/18/12	100,000	$30,500	(a)(b)(c)(e)
Glitnir Banki HF, Subordinated Notes	6.693%	6/15/16	100,000	0	(a)(b)(e)(f)
Landsbanki Islands HF	7.431%	10/19/17	250,000	0	(a)(b)(d)(e)(f)
Landsbanki Islands HF, Senior Notes	6.100%	8/25/11	330,000	35,475	(a)(b)(e)
Nordea Bank AB, Senior Notes	3.700%	11/13/14	110,000	116,189	(b)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	90,000	117,000	(b)(c)(d)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	130,000	141,461
Royal Bank of Scotland PLC, Senior Notes	3.950%	9/21/15	170,000	171,777
Santander Issuances SA Unipersonal, Subordinated Notes	5.805%	6/20/16	140,000	136,224	(b)(c)
Shinsei Finance Cayman Ltd., Junior Subordinated Bonds	6.418%	7/20/16	100,000	65,592	(b)(c)(d)
Sumitomo Mitsui Banking Corp., Senior Notes	3.150%	7/22/15	100,000	104,967	(b)
SunTrust Capital, Trust Preferred Securities	6.100%	12/1/66	80,000	74,400	(c)
Toronto-Dominion Bank, Secured Bonds	2.200%	7/29/15	200,000	202,682	(b)
U.S. Bancorp	4.200%	5/15/14	150,000	164,377
Wells Fargo & Co., Senior Notes	3.750%	10/1/14	220,000	233,120
Wells Fargo Capital X, Capital Securities	5.950%	12/1/86	90,000	87,687
Westpac Banking Corp., Notes	3.250%	12/16/11	100,000	102,949	(b)
Westpac Banking Corp., Senior Notes	2.900%	9/10/14	140,000	148,130	(b)

Total Commercial Banks				5,234,079

Consumer Finance - 2.8%
Ally Financial Inc., Senior Notes	7.500%	12/31/13	108,000	114,750
Ally Financial Inc., Senior Notes	6.750%	12/1/14	24,000	25,005
Ally Financial Inc., Senior Notes	8.300%	2/12/15	10,000	10,900	(b)
Ally Financial Inc., Senior Notes	8.000%	3/15/20	90,000	98,325	(b)
Ally Financial Inc., Subordinated Notes	8.000%	12/31/18	90,000	92,475
American Express Co., Senior Notes	8.125%	5/20/19	10,000	12,914
American Express Credit Corp., Senior Notes	5.125%	8/25/14	150,000	166,162
Caterpillar Financial Services Corp., Notes	1.900%	12/17/12	170,000	173,790
FIA Credit Services N.A., Subordinated Notes	7.125%	11/15/12	150,000	163,540
SLM Corp.	0.798%	1/27/14	80,000	69,103	(c)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	130,000	129,003

Total Consumer Finance				1,055,967

Diversified Financial Services - 11.5%
BAC Capital Trust XIII	0.692%	3/15/12	120,000	76,337	(c)(d)
Bank of America Corp., Senior Notes	4.500%	4/1/15	30,000	31,477
Beaver Valley Funding Corp., Senior Secured Bonds	9.000%	6/1/17	149,000	164,788
Citigroup Funding Inc., Notes	2.250%	12/10/12	1,550,000	1,603,349
Citigroup Inc., Senior Notes	6.000%	12/13/13	130,000	142,530
Citigroup Inc., Senior Notes	5.500%	10/15/14	70,000	75,955
Citigroup Inc., Senior Notes	8.500%	5/22/19	280,000	346,175
FDIC Structured Sale Guaranteed Notes	0.000%	10/25/13	250,000	238,553	(b)
General Electric Capital Corp., Senior Notes	5.900%	5/13/14	140,000	158,565
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	210,000	209,475	(c)
ILFC E-Capital Trust I	5.900%	12/21/65	170,000	111,350	(b)(c)
International Lease Finance Corp., Senior Secured Notes	6.500%	9/1/14	30,000	32,175	(b)
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	60,000	64,200	(b)
JPMorgan Chase Capital XXII	6.450%	1/15/87	140,000	140,194

MUFG Capital Finance 1 Ltd., Preferred Securities	6.346%	7/25/16	300,000	300,682	(c)(d)
TNK-BP Finance SA	6.875%	7/18/11	180,000	185,625	(b)
Westpac Securities NZ Ltd., Senior Notes	2.500%	5/25/12	240,000	245,638	(b)
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	240,000	228,000	(b)(c)

Total Diversified Financial Services				4,355,068

Insurance - 1.7%
Allstate Life Global Funding Trust	5.375%	4/30/13	110,000	121,562
American International Group Inc., Medium-Term Notes, Senior Notes	5.850%	1/16/18	40,000	41,400

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Insurance - continued
Berkshire Hathaway Inc., Senior Notes	3.200%	2/11/15	60,000	$63,631
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/67	120,000	126,000	(b)
MetLife Inc., Junior Subordinated Debentures	6.400%	12/15/66	10,000	9,350
Prudential Financial Inc., Senior Notes	2.750%	1/14/13	220,000	225,379
Teachers Insurance & Annuity Association of America - College Retirement Equity Fund, Notes	6.850%	12/16/39	40,000	49,223	(b)
Travelers Cos. Inc., Junior Subordinated Debentures	6.250%	3/15/67	30,000	28,800	(c)

Total Insurance				665,345

Thrifts & Mortgage Finance - 2.1%
Countrywide Financial Corp., Medium-Term Notes	5.800%	6/7/12	360,000	382,426
Countrywide Financial Corp., Subordinated Notes	6.250%	5/15/16	150,000	161,442
Stadshypotek AB, Secured Bonds	1.450%	9/30/13	250,000	250,817	(b)

Total Thrifts & Mortgage Finance				794,685

TOTAL FINANCIALS				13,744,742

HEALTH CARE - 3.4%
Health Care Equipment & Supplies - 0.7%
Hospira Inc., Senior Notes	5.550%	3/30/12	200,000	214,581
Medtronic Inc., Senior Notes	4.450%	3/15/20	40,000	43,808

Total Health Care Equipment & Supplies				258,389

Health Care Providers & Services - 2.0%
HCA Inc., Notes	6.750%	7/15/13	70,000	71,400
HCA Inc., Senior Notes	6.250%	2/15/13	30,000	30,525
HCA Inc., Senior Secured Notes	9.250%	11/15/16	70,000	75,775
HCA Inc., Senior Secured Notes	9.625%	11/15/16	63,000	68,355	(g)
Tenet Healthcare Corp., Senior Secured Notes	8.875%	7/1/19	171,000	188,741	(f)
UnitedHealth Group Inc., Senior Notes	6.000%	11/15/17	10,000	11,669
Universal Health Services Inc.	6.750%	11/15/11	240,000	249,700
WellPoint Inc., Notes	5.875%	6/15/17	10,000	11,525
WellPoint Inc., Senior Notes	4.350%	8/15/20	60,000	62,190

Total Health Care Providers & Services				769,880

Pharmaceuticals - 0.7%
GlaxoSmithKline Capital Inc., Senior Bonds	5.650%	5/15/18	70,000	83,161
Pfizer Inc., Senior Notes	6.200%	3/15/19	70,000	86,188
Roche Holdings Inc., Senior Notes	6.000%	3/1/19	60,000	72,688	(b)

Total Pharmaceuticals				242,037

TOTAL HEALTH CARE				1,270,306

INDUSTRIALS - 2.0%
Aerospace & Defense - 0.3%
Boeing Co., Senior Notes	6.000%	3/15/19	90,000	108,590

Airlines - 0.5%
Continental Airlines Inc., Senior Secured Notes	6.750%	9/15/15	60,000	60,825	(b)
Delta Air Lines Inc., Pass-Through Certificates	6.821%	2/10/24	121,884	127,820

Total Airlines				188,645

Commercial Services & Supplies - 0.3%
Allied Waste North America Inc., Senior Notes	7.125%	5/15/16	120,000	128,550

Road & Rail - 0.9%
Canadian National Railway Co. Financing Pass- Through Trusts, Secured Bonds	7.195%	1/2/16	253,195	306,324	(f)
Kansas City Southern de Mexico, Senior Notes	12.500%	4/1/16	29,000	34,727

Total Road & Rail				341,051

TOTAL INDUSTRIALS				766,836

MATERIALS - 2.3%
Chemicals - 0.4%
Dow Chemical Co., Notes	5.700%	5/15/18	70,000	76,107
Lubrizol Corp., Senior Notes	8.875%	2/1/19	60,000	77,950

Total Chemicals				154,057

Metals & Mining - 1.9%
Alcoa Inc., Notes	6.000%	7/15/13	10,000	10,879

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Metals & Mining - continued
BHP Billiton Finance USA Ltd., Senior Notes	6.500%	4/1/19	110,000	$135,006
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	190,000	212,087
Rio Tinto Finance USA Ltd.	8.950%	5/1/14	160,000	197,544
Steel Dynamics Inc., Senior Notes	7.750%	4/15/16	50,000	52,000
Teck Resources Ltd., Senior Secured Notes	9.750%	5/15/14	2,000	2,466
Teck Resources Ltd., Senior Secured Notes	10.250%	5/15/16	3,000	3,645
Teck Resources Ltd., Senior Secured Notes	10.750%	5/15/19	5,000	6,297
Vale Overseas Ltd., Notes	6.250%	1/23/17	100,000	114,466

Total Metals & Mining				734,390

TOTAL MATERIALS				888,447

TELECOMMUNICATION SERVICES - 2.6%
Diversified Telecommunication Services - 2.1%
AT&T Inc., Global Notes	5.600%	5/15/18	40,000	46,741
Deutsche Telekom International Finance BV, Senior Notes	5.750%	3/23/16	120,000	138,438
Embarq Corp., Notes	7.082%	6/1/16	10,000	11,114
Intelsat Jackson Holdings Ltd., Senior Notes	9.500%	6/15/16	15,000	15,994
Qwest Communications International Inc., Senior Notes	7.500%	2/15/14	30,000	30,600
Qwest Corp., Senior Notes	3.542%	6/15/13	70,000	73,150	(c)
Telecom Italia Capital, Senior Notes	5.250%	10/1/15	170,000	183,453
Telefonica Emisiones SAU	0.775%	2/4/13	200,000	195,780	(c)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	80,000	87,035
Windstream Corp., Senior Notes	8.625%	8/1/16	30,000	31,725

Total Diversified Telecommunication Services				814,030

Wireless Telecommunication Services - 0.5%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	70,000	78,975
Cricket Communications Inc., Senior Secured Notes	7.750%	5/15/16	45,000	47,756
Sprint Capital Corp., Senior Notes	8.375%	3/15/12	50,000	53,500

Total Wireless Telecommunication Services				180,231

TOTAL TELECOMMUNICATION SERVICES				994,261

UTILITIES - 2.7%
Electric Utilities - 0.6%
Duke Energy Corp., Notes	6.250%	1/15/12	200,000	214,055
Duke Energy Corp., Senior Notes	6.300%	2/1/14	10,000	11,425
FirstEnergy Solutions Corp., Senior Notes	4.800%	2/15/15	10,000	10,748

Total Electric Utilities				236,228

Independent Power Producers & Energy Traders - 1.6%
AES Corp., Senior Notes	8.000%	6/1/20	160,000	173,600
Calpine Construction Finance Co. LP and CCFC Finance Corp., Senior Secured Notes	8.000%	6/1/16	50,000	53,500	(b)
Edison Mission Energy, Senior Notes	7.625%	5/15/27	40,000	26,900
Energy Future Holdings Corp., Senior Notes	12.000%	11/1/17	58,754	28,055	(g)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	139,974	138,912
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	97,429	107,660
NRG Energy Inc., Senior Notes	7.375%	2/1/16	60,000	61,725

Total Independent Power Producers & Energy Traders				590,352

Multi-Utilities - 0.5%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	130,000	176,835

TOTAL UTILITIES				1,003,415

TOTAL CORPORATE BONDS & NOTES (Cost - $25,943,776)				24,353,047

ASSET-BACKED SECURITIES - 5.9%
FINANCIALS - 5.9%
Automobiles - 0.8%
Hertz Vehicle Financing LLC, 2009-2A A1	4.260%	3/25/14	230,000	241,299	(b)
Hertz Vehicle Financing LLC, 2009-2A A2	5.290%	3/25/16	60,000	66,224	(b)

Total Automobiles				307,523

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Credit Cards - 1.8%
Bank of America Credit Card Trust, 2010-A1 A1	0.557%	9/15/15	300,000	$300,000	(c)
Citibank Credit Card Issuance Trust, 2009-A5 A5	2.250%	12/23/14	350,000	360,129

Total Credit Cards				660,129

Home Equity - 2.1%
First Horizon ABS Trust, 2007-HE1 A	0.386%	9/25/29	755,714	558,550	(c)
GSAA Home Equity Trust, 2007-7 A4	0.526%	7/25/37	410,000	245,409	(c)

Total Home Equity				803,959

Student Loan - 1.2%
Education Funding Capital Trust, 2003-3 A7	1.758%	12/15/42	100,000	94,125	(c)
Nelnet Student Loan Trust, 2008-4 A4	1.978%	4/25/24	170,000	175,230	(c)
SLM Student Loan Trust, 2003-11 A6	0.582%	12/15/25	200,000	185,620	(b)(c)(f)

Total Student Loan				454,975

TOTAL ASSET-BACKED SECURITIES (Cost - $2,199,406)				2,226,586

COLLATERALIZED MORTGAGE OBLIGATIONS - 12.4%
Banc of America Funding Corp., 2005-B 2A1	3.029%	4/20/35	114,900	84,508	(c)
Banc of America Funding Corp., 2006-H 3A1	6.035%	9/20/46	358,900	311,840	(c)
Bear Stearns Alt-A Trust, 2005-2 2A4	3.007%	4/25/35	81,445	65,567	(c)
Countrywide Home Loans, 2004-20 2A1	2.878%	9/25/34	9,320	4,099	(c)
Countrywide Home Loans, 2005-31 2A3	5.331%	1/25/36	430,000	314,307	(c)
CS First Boston Mortgage Securities Corp., 2005-9 3A1	6.000%	10/25/35	256,802	169,102
GE Capital Commercial Mortgage Corp., 2001-2 A4	6.290%	8/11/33	240,491	246,880
Indymac Inda Mortgage Loan Trust, 2007-AR7 1A1	5.953%	11/25/37	279,802	240,764	(c)
MASTR ARM Trust, 2004-13 3A7	2.903%	11/21/34	950,000	860,176	(c)
MLCC Mortgage Investors Inc., 2004-B	2.166%	5/25/29	9,570	9,513	(c)
MLCC Mortgage Investors Inc., 2005-1 2A2	2.382%	4/25/35	81,148	76,384	(c)
Residential Accredit Loans Inc., 2006-QS8 A2	6.000%	8/25/36	374,430	233,139
Structured Adjustable Rate Mortgage Loan Trust, 2004-6 3A2	2.544%	6/25/34	111,552	104,017	(c)
WaMu Mortgage Pass-Through Certificates, 2006- AR12 1A2	5.737%	10/25/36	960,000	746,311	(c)
WaMu Mortgage Pass-Through Certificates, 2007- HY1 3A3	5.768%	2/25/37	520,000	438,351	(c)
Washington Mutual Inc., 2005-AR12	2.803%	10/25/35	162,569	126,539	(c)
Washington Mutual Inc., 2005-AR4 A5	2.723%	4/25/35	300,000	253,580	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2006-AR14 1A3	5.501%	11/25/36	600,000	437,872	(c)

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost - $4,420,098)				4,722,949

MORTGAGE-BACKED SECURITIES - 0.6%
FNMA - 0.6%
Federal National Mortgage Association (FNMA) (Cost - $213,399)	3.022%	12/1/34	212,511	221,589	(c)

MUNICIPAL BONDS - 1.0%
California - 0.2%
California State, GO	6.200%	10/1/19	50,000	55,359

Pennsylvania - 0.5%
Pennsylvania State Higher Education Assistance Agency, Student Loan Revenue	0.893%	6/1/47	200,000	177,000	(c)(f)

Texas - 0.3%
Brazos Higher Education Authority Inc., Student Loan Revenue Note	1.758%	6/25/42	150,000	129,000	(c)

TOTAL MUNICIPAL BONDS (Cost - $356,179)				361,359

SOVEREIGN BONDS - 0.9%
Canada - 0.0%
Province of Ontario	4.000%	10/7/19	10,000	10,795

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Japan - 0.9%
Japan Finance Corp., Senior Bonds	2.875%	2/2/15	320,000	$337,529

TOTAL SOVEREIGN BONDS (Cost - $329,233)				348,324
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 9.2%
U.S. Government Agencies - 6.0%
Farmer Mac	3.000%	9/22/14	30,000	32,160
Farmer Mac, Guaranteed Trust	5.125%	4/19/17	400,000	450,048	(b)
Federal Home Loan Mortgage Corp. (FHLMC), Notes	0.875%	10/28/13	160,000	159,937
Federal Home Loan Mortgage Corp. (FHLMC), Senior Notes	5.000%	2/16/17	290,000	340,570
Federal National Mortgage Association (FNMA), Debentures	0.000%	10/9/19	580,000	382,898
Federal National Mortgage Association (FNMA), Notes	0.700%	10/19/12	200,000	199,998
Federal National Mortgage Association (FNMA), Subordinated Notes	5.250%	8/1/12	80,000	86,303
Federal National Mortgage Association (FNMA), Subordinated Notes	4.625%	5/1/13	180,000	194,968
Tennessee Valley Authority	5.625%	1/18/11	10,000	10,160
Tennessee Valley Authority, Bonds	6.790%	5/23/12	210,000	231,335
Tennessee Valley Authority, Bonds	5.980%	4/1/36	10,000	12,519
Tennessee Valley Authority, Notes	5.250%	9/15/39	160,000	185,701

Total U.S. Government Agencies				2,286,597

U.S. Government Obligations - 3.2%
U.S. Treasury Bonds	4.375%	5/15/40	370,000	415,558
U.S. Treasury Notes	1.875%	9/30/17	440,000	438,900
U.S. Treasury Notes	2.625%	8/15/20	335,000	338,141

Total U.S. Government Obligations				1,192,599

TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $3,284,452)				3,479,196
U.S. TREASURY INFLATION PROTECTED SECURITIES - 1.2%
U.S. Treasury Bonds, Inflation Indexed	1.750%	1/15/28	228,941	242,660	(h)
U.S. Treasury Bonds, Inflation Indexed	2.500%	1/15/29	182,776	215,618

TOTAL U.S. TREASURY INFLATION PROTECTED SECURITIES (Cost - $371,638)				458,278

			SHARES
COMMON STOCKS - 0.0%
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
SemGroup Corp., Class A Shares (Cost - $1,600)			52	1,203	*

PREFERRED STOCKS - 0.0%
FINANCIALS - 0.0%
Thrifts & Mortgage Finance - 0.0%
Federal Home Loan Mortgage Corp. (FHLMC)	8.375%		12,075	5,192	*(c)
Federal National Mortgage Association (FNMA)	8.250%		8,850	3,850	*(c)

TOTAL PREFERRED STOCKS (Cost - $523,125)				9,042

		EXPIRATION DATE	CONTRACTS
PURCHASED OPTIONS - 0.0%
U.S. Treasury 10-Year Notes Futures, Call @ $126.00		10/22/10	9	7,312
U.S. Treasury 10-Year Notes Futures, Call @ $127.00		10/22/10	7	2,297

TOTAL PURCHASED OPTIONS (Cost - $11,583)				9,609

See Notes to Schedule of Investments.

WESTERN ASSET INTERMEDIATE PLUS BOND PORTFOLIO

Schedule of investments (unaudited) (cont’d)	September 30, 2010

SECURITY		EXPIRATION DATE	WARRANTS	VALUE
WARRANTS - 0.0%
SemGroup Corp. (Cost - $0)		11/30/14	54	$286	*

TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost - $37,654,489)				36,191,468

	RATE	MATURITY DATE	FACE AMOUNT †
SHORT-TERM INVESTMENTS - 4.7%
U.S. Government Agencies - 0.1%
Federal National Mortgage Association (FNMA), Discount Notes (Cost - $34,949)	0.240%	5/9/11	35,000	34,959	(h)(i)

Repurchase Agreements - 4.6%
Banc of America Securities LLC repurchase agreement dated 9/30/10; Proceeds at maturity - $1,752,010; (Fully collateralized by U.S. government obligations, 3.125% due 5/15/19; Market value - $1,787,040) (Cost - $1,752,000)	0.200%	10/1/10	1,752,000	1,752,000

TOTAL SHORT-TERM INVESTMENTS (Cost - $1,786,949)				1,786,959

TOTAL INVESTMENTS - 100.0% (Cost - $39,441,438#)				37,978,427
Liabilities in Excess of Other Assets - 0.0%				(5,029)

TOTAL NET ASSETS - 100.0%				$37,973,398

†	Face amount denominated in U.S. dollars, unless otherwise noted.

*	Non-income producing security.

(a)	The coupon payment on these securities is currently in default as of September 30, 2010.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at September 30, 2010.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Illiquid security.

(f)	Security is valued in good faith at fair value in accordance with procedures approved by the Board of Directors (See Note 1).

(g)	Payment-in-kind security for which part of the income earned may be paid as additional principal.

(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.

(i)	Rate shown represents yield-to-maturity.

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	— Adjustable Rate Mortgage
EUR	— Euro
GO	— General Obligation

SCHEDULE OF WRITTEN OPTIONS

SECURITY	EXPIRATION DATE	STRIKE PRICE	CONTRACTS	VALUE
Eurodollar Futures, Call	3/14/11	$99.25	25	$24,375
Eurodollar Futures, Put	3/14/11	99.25	25	3,125
U.S. Treasury 10-Year Notes Futures, Call	11/26/10	126.00	5	6,953
U.S. Treasury 10-Year Notes Futures, Put	11/26/10	120.00	5	391

TOTAL WRITTEN OPTIONS (Premiums received - $31,321)				$34,844

See Notes to Schedule of Investments.

Notes to Schedule of Investments (unaudited)

1. Organization and Significant Accounting Policies

Western Asset Intermediate Plus Bond Portfolio (the “Fund”) is a separate diversified investment series of Western Asset Funds, Inc. (the “Corporation”). The Corporation, a Maryland Corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment Valuation. Debt securities are valued at the last quoted bid price provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the last quoted bid price as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)		TOTAL
Long-term investments†:
Corporate bonds & notes	—	$24,353,047	$0	*	$24,353,047
Asset-backed securities	—	2,040,966	185,620		2,226,586
Collateralized mortgage obligations	—	4,722,949	—		4,722,949
Mortgage-backed securities	—	221,589	—		221,589
Municipal bonds	—	184,359	177,000		361,359
Sovereign bonds	—	348,324	—		348,324
U.S. government & agency obligations	—	3,479,196	—		3,479,196
U.S. treasury inflation protected securities	—	458,278	—		458,278

Notes to Schedule of Investments (unaudited) (continued)

DESCRIPTION	QUOTED PRICES (LEVEL 1)	OTHER SIGNIFICANT OBSERVABLE INPUTS (LEVEL 2)	SIGNIFICANT UNOBSERVABLE INPUTS (LEVEL 3)	TOTAL
Common stocks	$1,203	—	—	$1,203
Preferred stocks	9,042	—	—	9,042
Purchased options	9,609	—	—	9,609
Warrants	—	$286	—	286

Total long-term investments	$19,854	$35,808,994	$362,620	$36,191,468

Short-term investments†	—	1,786,959	—	1,786,959

Total investments	$19,854	$37,595,953	$362,620	$37,978,427

Other financial instruments:
Futures contracts	$13,954	—	—	$13,954
Forward foreign currency contracts	—	$(51,476)	—	(51,476)
Written options	(34,844)	—	—	(34,844)
Credit default swaps on corporate issues - sell protection	—	(1,617)	—	(1,617)
Credit default swaps on corporate issues - buy protection‡	—	9,157	—	9,157

Total other financial instruments	$(20,890)	$(43,936)	—	$(64,826)

Total	$(1,036)	$37,522,017	$362,620	$37,913,601

†	See Schedule of Investments for additional detailed categorizations.

‡	Values include any premiums paid or received with respect to swap contracts.

*	Value is less than $1.00

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

INVESTMENTS IN SECURITIES	CORPORATE BONDS & NOTES		ASSET- BACKED SECURITIES	MUNICIPAL BONDS	COMMON STOCKS	WARRANTS		TOTAL
Balance as of December 31, 2009	$52,063		—	—	$1,242	$0	*	$53,305
Accrued premiums/discounts	—		$166	$135	—	—		301
Realized gain (loss)	—		—	—	—	—		—
Change in unrealized appreciation (depreciation)[1]	(63)		(171)	(10)	(39)	286		3
Net purchases (sales)	—		185,625	176,875	—	—		362,500
Transfers into Level 3	—		—	—	—	—		—
Transfers out of Level 3	(52,000)		—	—	(1,203)	(286)		(53,489)

Balance as of September 30, 2010	$0	*	$185,620	$177,000	—	—		$362,620

Net change in unrealized appreciation (depreciation) for investments in securities still held at September 30, 2010[1]	$0	*	$(171)	$(10)	—	—		$(181)

[1]

Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

*	Value is less than $1.00

(b) Repurchase Agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

Notes to Schedule of Investments (unaudited) (continued)

(c) Inflation-Indexed Bonds. Inflation-indexed bonds are fixed-income securities whose principal value or interest rate is periodically adjusted according to the rate of inflation. As the index measuring inflation changes, the principal value or interest rate of inflation-indexed bonds will be adjusted accordingly. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

(d) Futures Contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Written Options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked to market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(f) Forward Foreign Currency Contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(g) Swap Agreements. The Fund may invest in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with ordinary portfolio transactions.

Swap contracts are marked to market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

Notes to Schedule of Investments (unaudited) (continued)

Credit Default Swaps. The Fund may enter into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(i) Credit and Market Risk. Investments in securities that are collateralized by residential real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(j) Security Transactions. Security transactions are accounted for on a trade date basis.

2. Investments

Notes to Schedule of Investments (unaudited) (continued)

At September 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$2,708,751
Gross unrealized depreciation	(4,171,762)

Net unrealized depreciation	$(1,463,011)

During the period ended September 30, 2010, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding December 31, 2009	184	$106,886
Options written	662	245,721
Options closed	(691)	(302,960)
Options exercised	(23)	(6,538)
Options expired	(72)	(11,788)

Written options, outstanding September 30, 2010	60	$31,321

At September 30, 2010, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
90-Day Eurodollar	6	12/11	$1,487,195	$1,489,500	$2,305
U.S. Treasury 10-Year Notes	26	12/10	3,251,225	3,277,219	25,994

					$28,299

Contracts to Sell:
90-Day Eurodollar	6	12/12	1,476,506	1,480,350	(3,844)
U.S. Treasury 2-Year Notes	27	12/10	5,916,568	5,926,078	(9,510)
U.S. Treasury 5-Year Notes	2	12/10	240,743	241,734	(991)

					$(14,345)

Net unrealized gain on open futures contracts					$13,954

At September 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)
Contracts to Buy:
Australian Dollar	Credit Suisse First Boston Inc.	289,277	$277,718	11/24/10	$15,980
Euro	Credit Suisse First Boston Inc.	660,000	899,356	11/24/10	31,839
Japanese Yen	Goldman Sachs & Co.	22,704,482	272,119	11/24/10	3,271

					51,090

Contracts to Sell:
Australian Dollar	UBS AG	271,728	260,870	11/24/10	(16,538)
Euro	UBS AG	130,000	177,146	11/24/10	(5,019)
Euro	Citibank N.A.	1,344,024	1,831,448	11/24/10	(65,461)
Japanese Yen	Citibank N.A.	21,660,000	259,601	11/24/10	(8,546)
Japanese Yen	Goldman Sachs & Co.	24,500,320	293,643	11/24/10	(7,002)

					(102,566)

Net unrealized loss on open forward foreign currency contracts					$(51,476)

At September 30, 2010, the Fund held the following open swap contracts:

Notes to Schedule of Investments (unaudited) (continued)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION1

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT[2]	TERMINATION DATE	IMPLIED CREDIT SPREAD AT SEPTEMBER 30, 2010[3]	PERIODIC PAYMENTS RECEIVED BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Morgan Stanley & Co. Inc. (SLM Corp., 5.125%, due 8/27/12)	$100,000	9/20/12	3.5653%	2.600% quarterly	$(1,617)	—	$(1,617)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION4

SWAP COUNTERPARTY (REFERENCE ENTITY)	NOTIONAL AMOUNT [2]	TERMINATION DATE	PERIODIC PAYMENTS MADE BY THE FUND‡	MARKET VALUE	UPFRONT PREMIUMS PAID (RECEIVED)	UNREALIZED APPRECIATION (DEPRECIATION)
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	$100,000	3/20/11	5.000% quarterly	$(42)	$(439)	$397
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	60,000	3/20/13	5.000% quarterly	1,160	(196)	1,356
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	100,000	3/20/15	5.000% quarterly	5,179	1,217	3,962
Goldman Sachs Group Inc. (Assured Guaranty Municipal Corp., 0.480%, due 11/15/13)	40,000	3/20/20	5.000% quarterly	2,860	1,210	1,650

Total	$300,000			$9,157	$1,792	$7,365

1	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

2	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

3	Implied credit spreads, utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues of an emerging country as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

4	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the underlying securities comprising the referenced index.

‡	Percentage shown is an annual percentage rate.

3. Derivative Instruments and Hedging Activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at September 30, 2010.

Notes to Schedule of Investments (unaudited) (continued)

			Futures Contracts		Forward Foreign Currency Contracts
Primary Underlying Risk Disclosure	Purchased Options, at value	Written Options, at value	Unrealized Appreciation	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Swap Contracts, at value	Total
Interest Rate Contracts	$9,609	$(34,844)	$28,299	$(14,345)	—	—	—	$(11,281)
Foreign Exchange Contracts	—	—	—	—	$51,090	$(102,566)	—	(51,476)
Credit Contracts	—	—	—	—	—	—	$7,540	7,540

Total	$9,609	$(34,844)	$28,299	$(14,345)	$51,090	$(102,566)	$7,540	$(55,217)

During the period ended September 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options	$ 16,963
Written options	87,183
Forward foreign currency contracts (to buy)	1,626,474
Forward foreign currency contracts (to sell)	2,691,880
Futures contracts (to buy)	8,039,348
Futures contracts (to sell)	5,202,850

Average Notional Balance
Interest rate swap contracts†	$2,280,000
Credit default swap contracts (to buy protection)	1,316,320
Credit default swap contracts (to sell protection)	100,000

†	At September 30, 2010, there were no open positions held in this derivative.

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or a percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

As of September 30, 2010, the total value of swap positions with credit related contingent features in a net liability position was $1,659. If a contingent feature would have been triggered as of September 30, 2010, the Fund would have been required to pay this amount in cash to its counterparties. The Fund did not hold or post collateral for its swap transactions.

ITEM 2.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.	EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Funds, Inc.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 24, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
R. Jay Gerken
President and Director

Date:	November 24, 2010

By:	/S/ KAPREL OZSOLAK
Kaprel Ozsolak
Principal Financial and Accounting Officer

Date:	November 24, 2010